Morgan Stanley Financial Services Conference February 2, 2011 Greg Becker, President SVB Financial Group Exhibit 99.1

The presentations made at today’s meeting contain projections or other forward-
looking statements regarding management’s expectations about the future events or the future financial performance of the company, as well as future economic, market and tax conditions. Forward-looking statements are statements that are not historical facts. We wish to caution you that such statements are just predictions and actual events or results may differ materially, due to changes in economic, business and regulatory factors and trends.
We also refer you to the documents the Company files from time to time with the
Securities and Exchange Commission, specifically the company’s latest Annual
Report on Form 10-K for the year ended December 31, 2009, which was filed on
March 1, 2010, and the company’s latest quarterly report on form 10-Q for the quarter ended September 30, 2010, which was filed on November 5, 2010. These documents contain and identify important risk factors that could cause the
Company’s actual results to differ materially from those contained in our projections or other forward-looking statements. All forward-looking statements included in this presentation are made only as of today’s date and the Company undertakes no obligation to update such forward-looking statements.
Safe Harbor Disclosure
2

SVB’s unique model 2010 Resurgence Growth Initiatives Outlook for 2011 Q&A Overview 3

SVB is a Unique Financial Services Company
Differentiated business model
• Focus on “innovation” markets
• Balance sheet lender
• Low cost funds from highly liquid clients
• Diversified revenue streams
Leader
• Leading market share
• More than 550 venture firm clients
• The bank for high-growth innovation companies
Established
• $31.2 billion in total client funds
1
• 26 U.S. and six international offices
• 12,000+ clients  and 1,300+ employees
• $17.5 billion in total assets
4
1)  Total Client Funds includes deposits and off-balance sheet client investment funds.
4         SVB’s Unique Model

## Silicon Valley Bank
(Commercial Banking)

- Lending
- Global Treasury Management
- Global Finance
- Foreign Exchange
- Investment Solutions

## SVB Global
(Global Markets)

- Global Commercial Banking
- Help clients access foreign markets and opportunities
- UK, Israel, India and China

## SVB Analytics
(Analytics/Benchmarking)

- Private company 409A valuations
- Corporate equity mgmt.
- FAS123R Solutions
- Performance benchmarking

## SVB Private Bank
(Private Banking)

- Customized loan solutions
- Residential Mortgages
- Deposit services
- Global ATM access

## SVB Capital
(VC/PE Funds Management)

- $1.0B+ fund family
- Investments in 425+ funds

SVB Financial Group

Complete Financial Services Platform 5 SVB’s Unique Model

We Returned to Growth in 2010
•
Earnings Per Share of $2.24 (vs. $0.66 in 2009)
•
Loan growth of $974 million (21.4%)
1
•
The highest net interest income in our history
•
High credit quality and improving trends
•
Non-interest income grew $46 million (38%)
2
•
Strong capital and liquidity
1) Period end at 12/31/10
2) Net of noncontrolling interest and less gains on AFS securities.
Please see Non-GAAP reconciliation at end of presentation and our most recent financial release for more information.
6 6 2010 Resurgence

Solid and Growing Deposit Franchise
7
Billions
7 2010 Resurgence
$6.1
$23.1
$6.7
$26.8
$10.0
$26.1
$12.8
$17.5
$31.2
$25.9
$0
$5
$10
$15
$20
$25
$30
$35
Total Assets Total Client Funds
2006 2007 2008 2009 2010

8.5%
7.5%
6.5%
5.5%
4.5%
3.5%
2.5%
$110
$100
$90
$80
Q107
Q207
Q307
Q407
Q108
Q208
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Net Interest Margin
Net Interest Income

SVB Financial Group

Net Interest Income Grew 9.4% in 2010 8 Millions 8 2010 Resurgence

Billions
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$5.00
$4.84
$4.55
$4.21
$4.45
$4.86
$5.52
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

SVB Financial Group

Period-End Loans Grew 21% in 2010 All-time High 9 9 2010 Resurgence $4.66

Improving Business Environment
•
Tech spending expected to grow 5.1% in
2011
•
Improving venture-backed exit markets
•
Potential payoff from market share gains
•
Ample capital/liquidity to support growth
•
Multiple growth initiatives in progress at SVB
10 10  2010 Resurgence

Our Growth Initiatives
11
UK Branch
Application
India Branch
Application
China JV
Application
Israel Office
Correspondent
Banking
Network
Debit & Credit
Cards
New Products &
Services
Global Core
Banking System
IT Backbone
Upgrade
Global Payment
Systems
Enhanced On-
line/Mobile
Systems
Custom Credit
Products &
Programs
Front-Line
Sales Staff
Private
Bank
Client
Segmentation
Client
Experience
GLOBAL MARKETS & REACH GLOBAL PLATFORM
PRODUCT LINES CLIENT NEEDS
11  Growth Initiatives

| | | | | |
|---|---|---|---|---|
|  | | | | |
|  | | | | |
|  | | | | |
|  | | | | |

SVB Financial Group

Prior to
2011
2011 -
2012
Long Term
Financial
Impact
- Rep office
- LPO
Branch and full
product set
Subsidiary bank +
Europe;
expansion and
growth
0-2 years
- Rep Office
- Funds
JV Bank and
related
activities
Subsidiary
Branch;
expansion and
growth
3-5 years
- LPO
Expansion and
growth
0-2 years
- NBFC
- Fund
Branch or
subsidiary with
full product set
Subsidiary 3-5 years
We Are Extending Our Platform Globally
12 12 Growth Initiatives
- Rep Office

From startup to standout to global standard.

SVB *Accelerator*

SVB *Growth*

SVB *Corporate Finance*

SVB Financial Group

We Support Clients At All Stages 50% Market Share 10% – 12% Market Share < 10% Market Share 13 Growth Initiatives

Private Bank
•
Expanded private banking services
•
Tailored lending for influencers in the SVB
ecosystem
•
The most advanced, easy-to-use, online
platform available
•
Support for clients’ success in all arenas:
business, family, life
14  Growth Initiatives

2011 Outlook - Highlights
1) See Q4 2010 financial press release for more information
2) Excluding expenses related to non-controlling interests.
Non-GAAP number. Please see non-GAAP measure disclosures at end of presentation and our most recent financial releases for more information
15 Outlook for 2011

Strong and Positioned for Growth
•
We invested during the downturn
•
We are actively pursuing growth
•
We have strong capital and liquidity levels
•
We are executing on our strategy
Rising rates will also benefit us significantly
16  Outlook for 2011

Appendix
1)
Highlights: Q4 19-22
2)
Highlights: 2008–2010 23
3)
Credit Quality  24-25
4)
Loans 26-27
5)
Sensitivity Charts
(Rates/Loan Volumes) 28-29
6)
VC Markets 30
7)
Capital Ratios 31
8)
Outlook for 2011 32
9)
Non-GAAP Reconciliations 33-35

Q4 2010 Highlights
•
Earnings Per Share of $0.41
•
Average loans grew $509 million
•
Average deposits grew $1.4 billion
•
Investment portfolio grew $1.6 billion
•
NCOs at 0.57% of average total gross loans
•
Accelerated investment in growth initiatives
19  Appendix

A Liquid Balance Sheet
1) Net of non-controlling interests, non-marketable securities were $298.1 million.  Please see our most recent financial release for more information.
2) Includes A) Premises and Equipment Net of Accumulated Depreciation and Amortization, and B) Accrued Interest Receivable and Other Assets
20 Appendix
Assets
$17.5 Billion
$3.1
$7.9
$0.7
$5.4
$0.4
Cash
Net Loans
AFS Securities
(Primarily  agencies)
Non-Marketable
Securities (VC and PE
investments)
1
Other
2
Liabilities
$15.8 Billion
$9.0
$5.3
$0.04
$0.2
$1.2
Non-Interest-Bearing
Deposits
Interest-
Bearing DDAs
Long-term
Debt
Other
Liabilities
Short-term
Borrowings

Billions
$15
$12
$9
$6
$3
$0
$20
$15
$10
$5
$0
$16.5
$16.3
$8.4
$8.9
$9.9
$11.0
$11.9
$11.9
$13.3
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Average Deposits
Average Client Investment Funds (Off-balance sheet)

SVB Financial Group

Client Funds Reached High of $29.6 Billion 21 Appendix

Quarterly 2010 Financial Highlights
Q410 Q310 Q210 Q110
Diluted Earnings Per
Share
$0.41 $0.89
(1)
$0.50 $0.44
Net Income Available to
Common Stockholders
$17.5M $37.8M
(1)
$21.1M $18.6M
Average Loans  (Change) $5.0B (+11.3%) $4.5B (+9.4%) $4.1B  (-0.1%) $4.1B  (-5.8%)
Average Deposits/
(Change)
$13.3B (+11.6%) $11.9B (+0.1%) $11.9B  (+8.6%) $11.0B  (+11.0%)
Net Interest Margin 2.74% 3.14% 3.20% 3.30%
Net Interest Income  $104.5M $106.3M $106.4M $100.8M
Non-Interest Income $71.9M $86.2M
(1)
$40.2M $49.3M
Net Charge-Offs/Total
Average Gross Loans
0.57% 0.73% 0.38% 1.46%
Non-Interest Expense $115.9M $104.2M $104.2M $98.6M
1) Includes $23.6 million in pre-tax gains from sale of AFS securities
22 Appendix

Financial Highlights: 2008 -2010
2010 2009 2008
Diluted Earnings Per Share $2.24 $0.66 $2.16
Net Income Available to
Common Stockholders
$95.0M $22.7M $73.6M
Average Loans  (Change) $4.4B (-5.6%) $4.7B $4.6B
Average Deposits/
(Change)
$12.0B (+36.8%) $8.8B $4.9B
Net Interest Margin 3.08% 3.73% 5.72%
Net Interest Income  $418.1M (+9.4%) $382.2M $368.6M
Non-Interest Income $247.5M $97.7M $152.4M
Net Charge-Offs/Total
Average Gross Loans
0.77% 2.64% 0.87%
Non-Interest Expense $422.8M $343.9M $312.9M
23 Appendix

Improved Credit Metrics 24 Appendix 0.87% 1.93% 1.57% 2.64% 1.58% 1.15% 0.77% 1.48% 0.71% 0.0% 1.0% 2.0% 3.0% NCOs/Average Loans ALLL/Loans NPLs/Loans 2008 2009 2010

Millions
(As a % of Total Gross Loans)
$120
$100
$80
$60
$40
$20
$0
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410
Non-Performing Loans
Net Charge-Offs (%)
Non-Performing Loans (%)

SVB Financial Group

Credit Quality Has Stabilized 25 Appendix

Average Loans
Billions
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$4.9
$5.2
$5.1
$4.8
$4.5
$4.4
$4.1
$4.1
$4.5
$5.0
Q308
Q408
Q109
Q209
Q309
Q409
Q110
Q210
Q310
Q410

SVB Financial Group

We Are Growing Loans 26 Appendix

We Have A Focused, High-Quality Loan Portfolio
Risk Composition of Technology
and Life Science Lending
Total Loan Portfolio (12/31/10)
$5.6 Billion
27 Appendix
Software
33%
Hardware
12%
Life
Sciences
10%
VC Capital
Calls, 19%
Wine 8%
Private
Bank
10
%
Other
8%
Business
Risk, 48%
Commercial
Finance
14%
Factoring
11%
Cash Flow
Buyout
13%
Early Stage
14%
Software
33%

Rising Rates Will Benefit Us Significantly
Changes in
Fed Funds
Rate (bps)
Changes in
Net Interest
Income (tax
effected)
Margin
EPS
Effect
Margin
ROE
Effect
Net
Interest
Margin
Effect
+75 +$16.3 million $0.38 +1.0% +0.17%
+100 +$26.3 million $0.60 +1.5% +0.27%
+200 +$67.7 million $1.49 +3.8% +0.69%
+300 +$109.6 million $2.38 +6.0% +1.12%
Each 25 bps increase in the Fed Funds rate contributes
approximately $5 – 9 million to Net Interest Income **
**Estimates are based on static balance sheet and assumptions as of 12/31/10.
28 Appendix

Growth in
Loan
Balances ($$)
Changes in
Net Interest
Income (tax
effected)
Margin
EPS Effect
Margin
ROE Effect
Net Interest
Margin Effect
+$250 million +$10.4 million $0.25 +0.6% +0.11%
+$500 million +$20.9 million $0.50 +1.2% +0.21%
+$750 million +$31.2 million $0.75 +1.8% +0.32%
+$1 billion +$41.7 million $0.99 +2.4% +0.43%
Higher Loan Balances Will Benefit Us
**Estimates are based on static balance sheet and assumptions as of 12/31/10.
Each $250 million increase in loan volume contributes
approximately $0.25 to Annual EPS**
29 Appendix

Billions
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
140
120
100
80
60
40
20
0
$4.2
0.7
$0.0
$5.7
2.6
$0.7
$5.6
1.4
$0.6
$6.9
$8.9
$0.4
$4.7
$5.6
$0.9
$6.9
2.9
$1.3
$4.8
3.8
$1.3
$7.6
5.6
$3.6
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
U.S. VC Investment
M&A $$
IPOs $$
IPOs#
M&A#

SVB Financial Group

•
Q4 was the strongest quarter for IPOs since 2000
•
There were more M&As in 2010 than in any year in history
VC Markets Are Improving
Source: Thomson Reuters, National Venture Capital Association, Dow Jones
30 Appendix

We Are Well Capitalized
TCE/TA and TCE/RWA are non-GAAP Numbers:  Please Refer to Non-GAAP measure disclosure at end of presentation for more information.
31 Appendix
Total Risk-based Capital Tangible Common Equity/Risk-weighted Assets
Tangible Common Equity/Tangible Assets Tier 1 Leverage
17.35%
13.54%
7.27%
7.96%
5%
7%
9%
11%
13%
15%
17%
19%
2006 2007 2008 2009 2010
Declines due to strong
loan and deposit growth

Outlook:  2011 vs. 2010
Metric 2010 Actual 2011 Outlook
(2)
Loans (average) $4.4 Billion Mid-20s % growth
Deposits (average) $12.0 Billion High single-digit % growth
Net Interest Income $418.1 Million High teens % growth
Net Interest Margin 3.08% Between 3.30% and 3.40%
Allowance for loan losses/period end gross
loans
1.48% Between 1.30% and 1.40%
Net Loan Charge-Offs $34.5 Million Comparable to 2010 levels
Non-Performing Loans/Total Loans 0.71% Comparable to 2010 levels
“Core” Fee Income
(1)
$109.0 Million High single-digit % increase
Net gains (losses) on equity warrant assets $6.6 Million Comparable to 2010 levels
Net gains on investment securities (net of
gains on sales of available-for-sale
securities and non-controlling interests)
$16.1 Million Between $4.0 and $8.0 million
Non-interest expense (excluding expenses
related to non-controlling interests)
$410.5 Million Low double-digits % increase
1) “Core” is defined as fees for deposit services, letters of credit, business credit card, client investment, and foreign exchange, in aggregate
2) See Q4 2010 financial press release for more information
32 Appendix

Non-GAAP TCE/TA and TCE/TE Reconciliation
Non-GAAP tangible common equity and
tangible assets
(dollars in thousands, except ratios)
December 31, September 30, December 31,
2010 2010 2009
GAAP SVBFG stockholders' equity $        1,274,350 $        1,268,611 $        1,128,343
Less:  intangible assets 847 891 665
Tangible common equity $        1,273,503 $        1,267,720 $        1,127,678
GAAP total assets $      17,527,761 $      15,660,069 $      12,841,399
Less: intangible assets 847 891 665
Tangible assets $      17,526,914 $      15,659,178 $      12,840,734
Risk-weighted assets $        9,406,677 $        8,358,860 $        7,494,498
Tangible common equity to tangible assets 7.27% 8.10% 8.78%
Tangible common equity to risk-weighted
assets 13.54 15.17 15.05
For additional GAAP to Non-GAAP reconciliation information, please refer to our regularly filed forms 10-Q and 10-K, as well as our quarterly earnings releases.
33 Appendix

Non-GAAP Non-Interest Income Reconciliation
Three months ended Year ended
Non-GAAP noninterest
income, net of
noncontrolling interests
(dollars in thousands)
December 31, September 30, December 31, December 31, December 31,
2010 2010 2009 2010 2009
GAAP noninterest income $         71,864 $          86,236 $          40,742 $        247,530 $          97,743
Less: income (losses)
attributable to
noncontrolling interests,
including carried interest 19,785 17,589 6,671 54,186 (24,901)
Less: gains on sales of
available-for-sale securities - 23,605 - 24,699 -
Non-GAAP noninterest
income, net of
noncontrolling interests $         52,079 $          45,042 $          34,071 $        168,645 $        122,644
For additional GAAP to Non-GAAP reconciliation information, please refer to our regularly filed forms 10-Q and 10-K, as well as our quarterly earnings releases.
34  Appendix

Non-GAAP Non-Interest Expense Reconciliation
Three months ended Year ended
Non-GAAP operating efficiency ratio,
net of noncontrolling interests
(dollars in thousands, except ratios)
December 31, September 30, December 31, December 31, December 31,
2010 2010 2009 2010 2009
GAAP noninterest expense $         115,891 $       104,171 $            87,907 $          422,818 $          343,866
Less: amounts attributable to
noncontrolling interests 3,298 2,939 3,344 12,348 12,451
Less: impairment of goodwill - - - - 4,092
Non-GAAP noninterest expense, net of
noncontrolling interests $         112,593 $       101,232 $            84,563 $          410,470 $          327,323
GAAP taxable equivalent net interest
income $         105,025 $       106,851 $          102,676 $          420,186 $          384,354
Less: income (losses) attributable to
noncontrolling interests 8 2 11 28 (18)
Non-GAAP taxable equivalent net
interest income, net of noncontrolling
interests 105,017 106,849 102,665 420,158 384,372
Non-GAAP noninterest income, net of
noncontrolling interests 52,079 45,042 34,071 168,645 122,644
Non-GAAP taxable equivalent revenue,
net of noncontrolling interests $         157,096 $       151,891 $          136,736 $          588,803 $          507,016
Non-GAAP operating efficiency ratio 71.67% 66.65% 61.84% 69.71% 64.56%
For additional GAAP to Non-GAAP reconciliation information, please refer to our regularly filed forms 10-Q and 10-K, as well as our quarterly earnings releases.
35 Appendix